                                                                  Exhibit 23(a)


                           INDEPENDENT AUDITORS' CONSENT



    We consent to the incorporation by reference in this registration statement of Ampal-American Israel Corporation on Form S-8 registering 400,000 shares of common stock of our report dated February 24, 1998 (relating to the financial statements of Am-Hal Ltd. not presented separately therein) appearing in the Annual Report on Form 10-K of Ampal-American Israel Corporation for the year ended December 31, 1997.


/s/ Igal Brightman & Co
-----------------------
Igal Brightman & Co.

Tel Aviv, Israel
August 11, 1998

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants of Ampal-American Israel Corporation, we hereby consent to the incorporation by reference in this registration statement of our report dated March 26, 1998 included in Ampal-American
Israel Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement on Form S-8 registering 400,000 shares of common stock.


                                       /s/ Arthur Andersen LLP

New York, New York                     ARTHUR ANDERSEN LLP
August 11, 1998

                                 [LETTERHEAD]

                                                                 August 11, 1998

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants of Ampal Engineering (1994) Ltd. we hereby consent to the incorporation by reference in this registration statement of our report dated March, 18 1997 included in Ampal-American Israel Corporation's Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement on Form S-8, registering 400,000 shares of common stock.


                                                 /S/ Shorno Zip & Co.
                                                 --------------------
                                                     Shorno Zip & Co.
                                             Certified Public Accountants (Isr.)

                                 [LETTERHEAD]


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants of Ampal Enterprises Ltd. for the years 1996 and 1995, we hereby consent to the incorporation by reference in this registration statements of our reports for the years 1996 and 1995 included in Ampal American Israel Corporation's form 10K, for the year ended December 31, 1997 and to the reference to it included in this registration statement on Form S-8 registrating 400,000 shares of common stock.




                                                 Yours sincerely,

                                          /s/ Cohen, Eyal, Yehoshua & Co.
                                       ------------------------------------
                                            Cohen, Eyal, Yehoshua & Co.
                                        Certified Public Accountants (Isr.)

August 11, 1998

                             [LETTERHEAD]


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As the former independent certified public accountants of Ampal Financial Services Ltd., we hereby consent to the incorporation by reference in this registration statement of our report dated March 10, 1997 included in Ampal-American Israel Corporation's FORM 10-K, for the year ended
December 31, 1996 and to all references to our firm included in this registration statement on FORM S-8, registering 400,000 shares of common stock.


                                                /s/ Fahn, Kanne & Co.
                                            ----------------------------------
                                                    Fahn, Kanne & Co.
                                            Certified Public Accountants (Isr.)

Tel-Aviv, Israel
August 11, 1998

                                  [LETTERHEAD]




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants of Ampal Holding (1991) Ltd. we hereby consent to the incorporation by reference in this registration statement of our report dated March 3, 1998 included in Ampal-American Israel Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement on Form S-8, registering 400,000 shares of common stock.




                                                 /s/ Shlomo Ziv & Co.
                                                 ----------------------
                                                   Shlomo Ziv & Co.
                                           Certified Public Accountants (Isr.)

                                  [LETTERHEAD]


             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



As independent certified public accountants of Ampal Industries (Israel) Ltd., we hereby consent to the incorporation by reference in this registration statement of our report dated March 16, 1998 included in Ampal-American Israel Corporation's FORM 10-K, for the year ended December 31, 1997 and to all references to our firm included in this registration statement on FORM S-8, registering 400,000 shares of common stock.




                                              /s/ Fahn, Kanne & Co.
                                              -----------------------
                                                  Fahn, Kanne & Co.
                                         Certified Public Accountants (Isr.)



Tel-Aviv, Israel
August 11, 1998

                                 [Letterhead]



                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants of Ampal (Israel) Ltd. for the years 1996 and 1995 we hereby consent to the incorporation by reference in this registration statements of our reports for the years 1996 and 1995 included in Ampal American Israel Corporation's form 10k, for the year ended december 31, 1997 and to the reference to it included in this registration statement on Form S-8 registrating 400,000 shares of common stock.



                                           Yours sincerely,


                                           /s/ H.H.S.L. Haft & Haft & Co.
                                           ----------------------------------
                                               H.H.S.L. Haft & Haft & Co.
                                           Certified Public Accountants (Isr.)




August 11, 1998

                              [LETTERHEAD]



                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants of Ampal Properties Ltd. for the years 1996 and 1995, we hereby consent to the incorporation by reference in this registration statements of our reports for the years 1996 and 1995 included in Ampal American Israel Corporation's form 10 k, for the year ended december 31, 1997 and to the reference to it included in this registration statement on Form S-3 registrating 400,000 shares of common stock.

                                       Yours sincerely,


                                          /s/ Cohen, Eyal, Yehoalous & Co.
                                       ---------------------------------------
                                       Cohen, Eyal, Yehoalous & Co.
                                       Certified Public Accountants (Isr.)


August 11, 1998

                       INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this registration statement of Ampal-American Israel Corporation on form S-8 registering 400,000 shares of common stock of our report dated February 15, 1998 (relating to the financial statements of Bay Heart Ltd. not presented separately therein) appearing in the Annual Report on Form 10-K of Ampal-American Israel Corporation for the year ended December 31, 1997.




/s/ Igal Brightman & Co.
------------------------
Igal Brightman & Co.

Halfa, Israel
August 11, 1998

                                 [Letterhead]

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants of Bay Heart Ltd. we hereby consent to the incorporation by reference in this registration statement of our report dated February 10, 1997 included in Ampal-American Israel Corporation's Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement on Form S-8, registering 400,000 shares of common stock.



                                                 /s/ RONEL STETTNER & CO.
                                              ------------------------------
                                                    RONEL STETTNER & CO.
                                          Certified Public Accountants (Israel)
August 11, 1998

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants of Carmel Container Systems Ltd., we hereby consent to the incorporation by reference in this registration statement of our report dated March 9, 1998 included in Ampal-American Israel Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement on Form S-8, registering 400,000 shares of common stock.


Tel Aviv, Israel
August 11, 1998

                                                    Yours truly,
                                           /s/ KOST, FORER and GABBAY
                                          ----------------------------
                                             KOST, FORER and GABBAY
                                      Certified Public Accountants (Israel)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants of Coral World International, Ltd., we hereby consent to the incorporation by reference in this registration statement of our report dated March 26, 1997 included in Ampal-American Israel Corporation's Form 10-K for the year ended December 31, 1997 included in this registration statement on Form S-8 registering 400,000 shares of common stock.

                                       /s/ Arthur Andersen LLP

New York, New York                     ARTHUR ANDERSEN LLP
August 11, 1998

                                [Letterhead]


                                                            August 11, 1998


Arthur Andersen & Co
1345 Avenue of the Americas
New York, N.Y. 10105


Gentlemen,


                RE: CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                      OF COUNTRY CLUB KFAR SABA LTD.


As independent public accountants of Country Club Kfar Saba Ltd. We hereby consent to the incorporation by reference in registration statement 2-88582, of our report dated March 11, 1998 included in Ampal-American Israel Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our firm included in that registration statement on form S-8, registering 400,000 shares of common stock.




                                        /s/ Porat & Co.
                                        ----------------------------------
                                        Porat & Co.
                                        Certified Public Accountants (ISR.)

                             [Letterhead]


Date: 11/08/98


To
AMPAL-AMERICAN ISRAEL CORPORATION


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants of EPSILON INVESTMENT HOUSE LTD. we hereby consent to the incorporation by reference in this registration statement of our report dated February 11, 1998 included in Ampal-American Israel Corporation (hereinafter-"Ampal") of Form 10-K for the year ended December 31, 1997 and to all references to our Firms included in the requested forms from Ampal in order to register in August 1998 common stock of Ampal, as far as related to the submitted data by Epsilon Investment House Ltd.


/s/ Brightman Bar-Levav Friedman & Co.
--------------------------------------
BRIGHTMAN BAR-LEVAV FRIEDMAN & CO.
Certified Public Accountants

                               [LETTERHEAD]


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants of Granite HaCarmel Investments Limited, we hereby consent to the incorporation by reference in this registration statement of our report dated March 11, 1998 included in Ampal-American Israel Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement on Form S-8, registering 400,000 shares of common stock.



         /s/ Somekh Chaikin
------------------------------------
           Somekh Chaikin
Certified Public Accountants (Israel)

Tirat HaCarmel, August 11, 1998

                               [LETTERHEAD]


                                                                August 11, 1998


Arthur Andersen & Co
1345 Avenue of the Americas
New York, N.Y. 10105

Gentlemen,

             RE: CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                 OF HOD HASHARON SPORT CENTER (1992) LIMITED PARTNERSHIP
                 -------------------------------------------------------

As independent public accountants of Hod Hasharon Sport Center (1992) Limited Partnership. We hereby consent to the incorporation by reference in registration statement 2-88582 of our report dated March 4, 1998 included Ampal-American Israel Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our firm included in this registration statement on form S-8, registering 400,000 shares of common stock.



                                                /s/ Porat & Co.
                                       ------------------------------------
                                                   Porat & Co.
                                         Certified Public Accounts (ISR.)

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants of Mivnart Holding Ltd., we hereby consent to the incorporation by reference in this registration statement of our report dated March 10, 1998 included in Ampal-American Israel Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement on Form S-8, registering 400,000 shares of common stock.

                                           /s/ Kost Forer and Gabbay
                                       ------------------------------------
                                              KOST, FORER AND GABBAY
                                       Certified Public Accountants (Israel)

Tel-Aviv, Israel
August 11, 1998

                                 [LETTERHEAD]


                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants of Moriah Hotels Ltd., we hereby consent to the incorporation by reference in this registration statement, of our report dated March 15, 1998 included in Ampal-American Israel Corporation's Form 10-K for the year ended December 31, 1997, and to all references to our Firm included in this registration statement on Form S-8, registering 400,000 shares of common stock.



                                             /S/ HAGGAI WALLENSTEIN, DOV & CO.
                                             ---------------------------------
                                               HAGGAI WALLENSTEIN, DOV & CO.
                                             Certified Public Accountants (Isr.)

Ramat-Gan, Israel
 August 11, 1998

                                 [LETTERHEAD]


                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants of Nir Ltd. for the years 1996 and 1995, we hereby consent to the incorporation by reference in this registration statements of our reports for the years 1996 and 1995 included in form 10k for the year ended December 31, 1997 and to the reference to it Ampal American Israel Corporation's included in this registration statement on Form S-8 registering 400,000 shares of common stock.

                                                   Yours sincerely,



                                             /S/ H.H.S.L. Hart & Hart & Co.
                                             ---------------------------------
                                               H.H.S.L. Hart & Hart & Co.
                                             Certified Public Accountants (Isr.)

 August 11, 1998

                                  [Letterhead]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants of Ophir Holdings Ltd., we hereby consent to the incorporation by reference in this registration statement of our report dated August 11, 1998 included in Ampal-American Israel Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement on Form S-8, registering 400,000 shares of common stock.


                                                     /s/ Kesselman & Kesselman

Tel Aviv, Israel
  August 11, 1998

                                 [Letterhead]

12 August, 1998


Arthur Andersen LLP
1345 Avenue of the Americas
New York, NY 10105
USA


Re:  Consent of Independent Public Accountants

As independent public accountants of Orlite Industries (1959) Ltd, we hereby consent to the incorporation by reference in this registration statement of our report dated 24 February 1997 included in Ampal-American Israel Corporation's Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement on Form S-8, registering 400,000 shares of common stock.


/s/ Braude & Co.
------------------------
Braude & Co.
Certified Public Accountants

                                [LETTERHEAD]




                                                               11 August 1998


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                  -----------------------------------------


As independent public accountants of Orteck Ltd, we hereby consent to the incorporation by reference in this registration statement of our report dated March 1, 1998 included in Ampal-American Israel Corporation's Form 10-K for the year ended 31 December 1997 and all references to our firm included in this registration statement on Form S-8, registering 400,000 shares of common stock.

Yours sincerely



/s/ Bavly & Co.
-----------------------------
Bavly & Co.

                                  [LETTERHEAD]



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants of Paradise Industries Ltd. we hereby consent to the incorporation by reference in this registration statement of our report dated February 24, 1998 included in Ampal-American Israel Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement on Form S-8, registering 400,000 shares of common stock.




                                                    /s/ Shlomo Ziv & Co.
                                                    --------------------
                                                      Shlomo Ziv & Co.
                                             Certified Public Accountants (Isr.)

                                  [LETTERHEAD]




                CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As independent certified public accountants of Red Sea Marineland Holding
(1973) Ltd., we hereby consent to the incorporation by reference in this registration statement of our report dated March 21, 1998 included in Ampal-American Israel Corporation's FORM 10-K, for the year ended
December 31, 1997 and to all references to our firm included in this registration statement on FORM S-8, registering 400,000 shares of common stock.



                                                 /s/ Fahn, Kanne & Co.
                                                 ---------------------
                                                   Fahn, Kanne & Co.
                                            Certified Public Accountants (Isr.)


Tel-Aviv, Israel
August 11, 1998

                                 [Letterhead]


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As independent certified public accountants of Red Sea Underwater Observatory Ltd., we hereby consent to the incorporation by reference in this registration statement of our report dated March 21, 1998 included in Ampal-American Israel Corporation's FORM 10-K, for the year ended
December 31, 1997 and to all references to our firm included in this registration statement on FORM S-8, registering 400,000 shares of common stock.


                                       /s/ Fahn, Kanne & Co.
                                       ------------------------------------
                                       Fahn, Kanne & Co.
                                       (Certified Public Accountants (Isr.)






Tel-Aviv, Israel
August 11, 1998




                   Member firm of GrantThornton International

                                [LETTERHEAD]



Date: 11/08/98


To
AMPAL-AMERICAN ISRAEL CORPORATION



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants of RENAISSANCE INVESTMENTS CO. LTD. we hereby consent to the incorporation by reference in this registration statement of our report dated February 11, 1998 included in Ampal-American Israel Corporation (hereinafter - "Ampal") of Form 10-K for the year ended
December 31, 1997 and to all references to our Firm included in the requested forms of Ampal in order to register in August 1998 common stock of Ampal, as far as related to the submitted data by Renaissance Investments Co. Ltd.


/s/ Brightman, BarLevav, Friedman & Co.
--------------------------------------
BRIGHTMAN BAR-LEVAV FRIEDMAN & CO.,
Certified Public Accountants

                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants of Shmay-Bar Real Estate (1993) Ltd., we hereby consent to the incorporation by reference in this registration statement of our report dated February 18, 1998 included in Ampal-American Israel Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement on Form S-8, registering 400,000 shares of common stock.



                                            /s/ Kost, Forer and Gabbay
                                            --------------------------------
Tel-Aviv, Israel                              KOST, FORER AND GABBAY
August 11, 1998                               Certified Public Accountants
                                                       (Israel)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants of Shmay-Bar (T.H.) 1993 Ltd., we hereby consent to the incorporation by reference in this registration statement of our report dated February 18, 1998 included in Ampal-American Israel Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement on Form S-8, registering 400,000 shares of common stock.



                                              /s/ Kost Forer and Gabbay
                                              -------------------------------
Tel-Aviv, Israel                              KOST, FORER AND GABBAY
August 11, 1998                               Certified Public Accountants
                                                       (Israel)

                                [Letterhead]


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants of Teledata Communication Ltd., we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 16, 1997 included in Ampal American Israel Corporation Form 10-K for the year ended December 31, 1997 and to all references to our firm in the said registration statement on Form S-8 registering 400,000 shares of common stock.


/s/ BDO Almagor & Co.
---------------------------
BDO Almagor & Co.
Certified Public Accountants (Isr.)


Ramat-Gan, Israel
August 11, 1998

                        INDPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this registration statement of Ampal-American Israel Corporation on Form S-8 registering 400,000 shares of common stock of our report dated March 9, 1998 (relating to the financial statements of Trinet Investments In High Tech Ltd. not presented separately therein) appearing in the Annual Report on Form 10-K of Ampal-American Israel Corporation for the year ended December 31, 1997.



/s/ Igal Brightman & Co.
------------------------------
Igal Brightman & Co.

Tel Aviv, Israel
August 11, 1998

                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this registration statement of Ampal-American Israel Corporation on Form S-8 registering 400,000 shares of common stock of our report dated March 9, 1998 (relating to the financial statements of Trinet Venture Capital Ltd. not presented separately therein) appearing in the Annual Report on Form 10-K of Ampal-American Israel Corporation for the year ended December 31, 1997.




/s/ Igal Brightman & Co.
-------------------------
    Igal Brightman & Co.



Tel aviv, Israel
August 11, 1998

                  [Letterhead of Kesselman & Kesselman]



                                                            43570-90028362 - 0



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants of U.D.S. Ultimate Distribution Systems Ltd., we hereby consent to the incorporation by reference in this registration statement of our report dated March 5, 1997 included in Ampal-American Israel Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement on Form S-8, registering 400,000 shares of common stock.



                                                 /s/ KESSELMAN & KESSELMAN


Tel-Aviv, Israel
August 11, 1998











Kesselman & Kesselman is a member of Coopers & Lybrand International, a limited liability association incorporated in Switzerland